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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07242

The Cutler Trust

(Exact name of registrant as specified in charter)

525 Bigham Knoll, Suite 100 Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC         525 Bigham Knoll         Jacksonville, Oregon 97530

(Name and address of agent for service)

Registrant's telephone number, including area code: (541) 770-9000

Date of fiscal year end:     June 30, 2014

Date of reporting period:    June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CUTLER EQUITY FUND

CUTLER FIXED INCOME FUND

ANNUAL REPORT

June 30, 2014

THE CUTLER TRUST
TABLE OF CONTENTS

THE CUTLER TRUST
LETTER TO SHAREHOLDERS

To The Cutler Funds Shareholders:

For essentially the past three consecutive years, the equity bull market has continued forward without interruption. We have continued to see a remarkable recovery in asset prices from the financial crisis, which, five years later, looks like a distant speck in the rear-view mirror. While it may be harder to see, however, investors have not forgotten, and the current market maintains a healthy degree of skepticism.

Today’s stock market has been propelled forward primarily by low interest rates. Low interest rates contribute to higher valuations of stocks vis-à-vis bonds, and also allow companies to borrow very affordably. In many cases, U.S. companies have issued debt at low rates, and used these funds to purchase their own stock on the open market. The result is a lower “float,” and higher earnings per share. While this approach does lead to higher equity markets, it is not the equivalent of top-line growth. Ultimately, GDP growth will have the greatest influence on the direction of equity prices. GDP during this recovery has been modestly positive, allowing for loose monetary policy and earnings growth simultaneously.

GDP growth will continue to be a significant determinant of Federal Reserve (the “Fed”) policy, and ultimately the fixed income markets. The current recovery, although tepid, has allowed the Fed to remain historically accommodative. This has been a detriment to “savers,” who rely upon interest earned in their savings accounts, but has encouraged risk taking and higher equity prices. We believe that the Fed can remain accommodative given the current economic fundamentals but will likely begin the process of raising rates in the next year. The Fed has significant room to raise rates before their actions would be considered detrimental to economic growth.

Overall, we are pleased with the performance of the Cutler Equity Fund and the Cutler Fixed Income Fund over the past year. While the Equity Fund has not captured all of the upside of the current bull market, we have maintained what we consider to be a lower risk profile while investing in dividend-paying equities. This has always been Cutler’s approach, and we believe that this conservative philosophy reduces volatility during times of market stress. The Fixed Income Fund continues to provide an important asset allocation tool for clients needing exposure to more stable returns. This Fund remains invested in lower risk, higher quality securities, with no holdings rated as “junk” by the credit rating agencies. This approach mirrors the Cutler philosophy within our equity portfolios.

As always, we welcome your questions or requests for a personal meeting. Thank you for your continued support.

Sincerely,

Matthew C. Patten	Erich M. Patten	Xavier J. Urpi
Chairman	Portfolio Manager	Director of Fixed Income
The Cutler Trust	Cutler Investment Counsel, LLC	Cutler Investment Counsel, LLC

THE CUTLER TRUST
LETTER TO SHAREHOLDERS (Continued)

Before investing you should carefully consider the Cutler Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest.

The views in this report were those of the Cutler Funds’ investment adviser as of June 30, 2014 and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Cutler Funds and do not constitute investment advice.

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Cutler Equity Fund perform last year?

The Equity Fund returned 18.13%, net of fees, for the year ended June 30, 2014.

2)	What were the most significant market factors affecting the Equity Fund’s performance during the past year?

Market factors included:

1)	Overall positive equity markets
2)	The Federal Reserve’s Quantitative Easing Policy and low interest rates
3)	Continued earnings growth by domestic companies

3)	Why did the Equity Fund underperform relative to the benchmark?

The S&P 500 Total Return Index returned 24.61% during the fiscal year ended June 30, 2014. Much of the underperformance can be attributed to overall risk-seeking equity markets over the past year and the Equity Fund’s more defensive positioning. For example, the Russell 1000 Growth Index, which represents companies with faster growth and inherently more risk, had a return of 26.92% during this time period. Security selection also contributed to the Fund’s performance, as certain companies in the portfolio did not produce expected returns commensurate with the overall market. We continue to review our investment thesis and make changes to the Fund’s holdings as appropriate.

4)	What strategies did you use to manage the Equity Fund?

Cutler’s investment process focuses on dividends as the primary driver of investment returns. The strategy was not changed during the fiscal year, and the management of the Equity Fund was consistent with previous years. Holdings in the portfolio have a strong history of creating shareholder value through dividend payments and, typically, a total market capitalization of at least $10 billion. We seek relative value as compared to other companies in similar industries. The Fund has a value bias, but is benchmarked to the S&P 500 Total Return Index. The strategy is further detailed in the Fund’s prospectus.

5)	What were the primary strategic factors that guided your management of the Equity Fund?

Cutler’s dividend criteria have been the primary strategic factors used in managing the Fund this past year. For example, the Fund’s Portfolio Managers look for companies that have at least a 10-year history of maintaining or increasing dividends. We believe this criterion results in a portfolio of companies with stable earnings and sound business models. In addition, the Portfolio Managers continue to focus on companies that are considered to offer attractive current yields and

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

the potential for total return. Maintaining a lower risk profile than the market was a also primary strategy, as the Fund maintained a below market “beta,” a measure of risk, throughout the time period.

Turnover of the Fund was very low during the year at only 8%. This was due to our belief that the current portfolio positioning is appropriate given Cutler’s market outlook. The market has also had very low-volatility, which has limited attractive opportunities to make changes within the portfolio. We believe that the anticipated withdrawal of Fed stimulus will lead to higher volatility and present opportunities for portfolio repositioning going forward.

6)	What were some of the key trends in each of the regions/significant industries the Equity Fund invests in?

The Fund’s holdings remain 100% domiciled in the U.S., and the strategies employed do not have any additional regional bias.

In our opinion, the U.S. markets continue to be an attractive place to invest, as geo-political risk has increased overseas. Developments in the Ukraine, as well as conflict in the broader Middle East, have had a negative impact on global investments. This risk is likely to remain, which would be a positive contributor to the relative safety of U.S. investments.

Domestically, the economy continues to experience modest economic growth and very low interest rates. This has been a favorable combination for U.S. equities, an investing environment where companies continue to thrive. Stocks have been the beneficiary of this “not too hot, not too cold” environment, and have enjoyed multiple years of strong returns.

We believe that the low interest rate dynamic will continue to favor equity market investors, and that the Fed will proceed cautiously when initiating a tightening cycle. Absent inflation pressures, this will continue to be a favorable climate for equity investors. Valuations have become less attractive, but remain within historical bounds, implying that the bull market still has room to run.

7)	Which securities helped the Equity Fund’s performance?

a)	ConocoPhillips
b)	Texas Instruments, Inc.
c)	National Fuel Gas Company
d)	Walt Disney Company (The)
e)	Caterpillar, Inc.

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

8)	Did any securities hurt the Equity Fund’s performance?

a)	Target Corporation
b)	International Business Machines Corporation (IBM)
c)	Newmont Mining Corporation
d)	Verizon Communications, Inc.
e)	McDonald’s Corporation

Only Target and IBM had a negative return in the portfolio during the time period, but the other holdings lagged the performance of the S&P 500. Target was not held during the entire time period, and Newmont Mining is no longer a portfolio position.

CUTLER FIXED INCOME FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Cutler Fixed Income Fund perform last year?

The Fixed Income Fund was up 2.26%, net of fees, for the year ended June 30, 2014.

2)	What were the most significant market factors affecting the Fixed Income Fund’s performance during the past year?

Market factors included:

1)	Federal Reserve’s monthly tapering of their bond purchases
2)	The focus of central banks to keep interest rates low
3)	Conflicting news on economic strength
4)	Geo-political events, which resulted in a flight-to-quality for U.S. Treasury securities

3)	Explain the Fixed Income Fund’s performance relative to the benchmark.

The Barclays Intermediate U.S. Government/Credit Index was up 2.86% during the fiscal year ended June 30, 2014. The underperformance during this time period can be attributed to the Fixed Income Fund’s underweighted position in longer-dated, and we believe, more risky maturities.

4)	What strategies did you use to manage the Fixed Income Fund?

The Fund seeks to achieve high income over the long-term not only by investing principally in a diversified portfolio of investment grade fixed income securities that are expected to generate a high level of current income, but also by placing investments in the most productive sector of the yield curve. Over the year ended June 30, 2014, we believe that sector has been the 5-7 years sector, which has provided more income with less risk that other maturity sectors.

5)	What were the primary strategic factors that guided your management of the Fixed Income Fund?

Cutler maintains a positive near-term outlook for the U.S. bond market, implying that duration can acceptably be stretched vis-à-vis the Barclays Intermediate U.S. Government/Credit Index. We continue to hold high quality positions, and believe that maturity versus credit quality should be the primary strategic factor for bond portfolios at this time.

6)	What were some of the key trends in each of the regions/significant industries the Fixed Income Fund invests in?

The major returns in the fixed income markets came in the higher risk components, such as lower quality corporate bonds and collateralized issues. With a Fed that continued to pump a healthy amount of liquidity into the fixed income markets, the higher quality sectors became very expensive, thereby forcing many investors into the riskier assets.

CUTLER FIXED INCOME FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

7)	Which securities helped the Fixed Income Fund’s performance?

Securities with maturities in the 5-7 years sector helped the Fund’s performance, as this sector produced better income than a majority of the curve.

8)	Did any securities hurt the Fixed Income Fund’s performance?

There was no one security that hurt the Fund; however, if the Fund had had more corporate securities in the longer-end of the yield curve, performance might have been better.

CUTLER EQUITY FUND
PERFORMANCE INFORMATION
June 30, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Equity Fund and the S&P 500 Total Return Index

Average Annual Total Returns(a) (for periods ended June 30, 2014)
	1 Year	5 Years	10 Years
Cutler Equity Fund	18.13%	18.62%	8.11%
S&P 500 Total Return Index	24.61%	18.83%	7.78%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

CUTLER FIXED INCOME FUND
PERFORMANCE INFORMATION
June 30, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Fixed Income Fund, Barclays Intermediate U.S. Government/Credit Index and
Barclays Short-Term U.S. Government Index

Average Annual Total Returns(a) (for periods ended June 30, 2014)
	1 Year	5 Years	10 Years
Cutler Fixed Income Fund	2.26%	4.32%	4.15%
Barclays Intermediate U.S. Government/Credit Index	2.86%	4.09%	4.33%
Barclays Short-Term U.S. Government Index	0.78%	1.24%	2.72%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

CUTLER EQUITY FUND
PORTFOLIO INFORMATION
June 30, 2014 (Unaudited)

Asset Allocation (% of Net Assets)

CUTLER FIXED INCOME FUND
PORTFOLIO INFORMATION
June 30, 2014 (Unaudited)

Asset Allocation (% of Net Assets)

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

COMMON STOCKS — 96.0%	Shares	Value
Consumer Discretionary — 14.4%
Hotels, Restaurants & Leisure — 2.5%
McDonald's Corporation	30,655	$3,088,185

Media — 3.4%
Walt Disney Company (The)	48,992	4,200,574

Multiline Retail — 5.4%
Nordstrom, Inc.	54,385	3,694,373
Target Corporation	49,150	2,848,242
		6,542,615
Specialty Retail — 3.1%
Home Depot, Inc. (The)	46,200	3,740,352

Consumer Staples — 9.0%
Beverages — 2.6%
PepsiCo, Inc.	35,495	3,171,123

Food & Staples Retailing — 1.9%
Sysco Corporation	60,595	2,269,283

Food Products — 2.2%
Archer-Daniels-Midland Company	62,135	2,740,775

Household Products — 2.3%
Procter & Gamble Company (The)	36,130	2,839,457

Energy — 8.9%
Oil, Gas & Consumable Fuels — 8.9%
Chevron Corporation	29,820	3,893,001
ConocoPhillips	41,830	3,586,086
Exxon Mobil Corporation	33,881	3,411,139
		10,890,226
Financials — 14.8%
Banks — 2.9%
M&T Bank Corporation	28,340	3,515,577

Capital Markets — 5.4%
BlackRock, Inc.	8,284	2,647,567
Charles Schwab Corporation (The)	145,095	3,907,408
		6,554,975
Consumer Finance — 3.7%
American Express Company	47,395	4,496,363

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.0% (Continued)	Shares	Value
Financials — 14.8% (Continued)
Insurance — 2.8%
Chubb Corporation (The)	37,670	$3,472,044

Health Care — 12.0%
Health Care Equipment & Supplies — 2.7%
Becton, Dickinson & Company	27,525	3,256,207

Pharmaceuticals — 9.3%
Bristol-Myers Squibb Company	78,990	3,831,805
Johnson & Johnson	37,170	3,888,725
Merck & Company, Inc.	62,790	3,632,402
		11,352,932
Industrials — 10.1%
Aerospace & Defense — 3.0%
United Technologies Corporation	32,010	3,695,554

Electrical Equipment — 2.1%
Emerson Electric Company	38,735	2,570,455

Machinery — 5.0%
Caterpillar, Inc.	30,280	3,290,528
Deere & Company	31,244	2,829,144
		6,119,672
Information Technology — 13.6%
Communications Equipment — 2.1%
QUALCOMM, Inc.	32,639	2,585,009

IT Services — 2.8%
International Business Machines Corporation	18,565	3,365,278

Semiconductors & Semiconductor Equipment — 5.9%
Intel Corporation	104,965	3,243,418
Texas Instruments, Inc.	83,900	4,009,581
		7,252,999
Software — 2.8%
Microsoft Corporation	81,425	3,395,422

Materials — 5.2%
Chemicals — 5.2%
E.I. du Pont de Nemours and Company	55,905	3,658,423
Monsanto Company	21,715	2,708,729
		6,367,152

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.0% (Continued)	Shares	Value
Telecommunication Services — 4.7%
Diversified Telecommunication Services — 4.7%
AT&T, Inc.	82,461	$2,915,821
Verizon Communications, Inc.	58,960	2,884,913
		5,800,734
Utilities — 3.3%
Gas Utilities — 3.3%
National Fuel Gas Company	52,145	4,082,954

Total Common Stocks (Cost $78,434,307)		$117,365,917

MONEY MARKET FUNDS — 4.0%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01% (a) (Cost $4,899,219)	4,899,219	$4,899,219

Total Investments at Value — 100.0% (Cost $83,333,526)		$122,265,136

Liabilities in Excess of Other Assets — (0.0%) (b)		(35,399)

Net Assets — 100.0%		$122,229,737

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

U.S. TREASURY OBLIGATIONS — 16.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	1.500%	02/28/19	$700,000	$698,851
U.S. Treasury Notes	1.375%	05/31/20	1,000,000	972,109
U.S. Treasury Notes	2.500%	05/15/24	750,000	748,946
Total U.S. Treasury Obligations (Cost $2,417,894)				$2,419,906

U.S. GOVERNMENT AGENCY OBLIGATIONS — 56.0%	Coupon		Maturity	Par Value	Value
Federal Agricultural Mortgage Corporation — 10.5%
Farmer Mac	2.800%		09/09/20	$1,500,000	$1,569,049

Federal Farm Credit Bank — 3.7%
Federal Farm Credit Bank	1.550%		01/24/20	500,000	491,041
Federal Farm Credit Bank	2.250%		08/15/22	65,000	62,997
					554,038
Federal Home Loan Bank — 20.0%
Federal Home Loan Bank	1.460%		12/13/19	500,000	482,778
Federal Home Loan Bank	1.000	%(a)	05/28/20	400,000	391,079
Federal Home Loan Bank	1.249	%(a)	02/14/23	500,000	494,594
Federal Home Loan Bank	1.125	%(a)	03/27/23	500,000	497,070
Federal Home Loan Bank	1.500	%(a)	06/20/23	550,000	544,844
Federal Home Loan Bank	1.249	%(a)	08/28/24	500,000	480,047
Federal Home Loan Bank	1.749	%(a)	08/28/24	100,000	98,501
					2,988,913
Federal Home Loan Mortgage Corporation — 3.2%
Federal Home Loan Mortgage Corporation	1.500%		06/24/20	500,000	481,277

Federal National Mortgage Association — 10.6%
Federal National Mortgage Association	1.000%		12/27/18	500,000	481,978
Federal National Mortgage Association	1.200%		04/25/19	500,000	487,207
Federal National Mortgage Association	0.999	%(a)	01/30/20	500,000	489,832
Federal National Mortgage Association	2.000%		03/27/20	60,000	59,617
Federal National Mortgage Association	2.200%		10/25/22	64,000	60,667
					1,579,301
Financing Corporation (FICO) — 4.3%
Financing Corporation (FICO)	9.800%		11/30/17	500,000	640,197

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 56.0% (Continued)	Coupon	Maturity	Par Value	Value
Private Export Funding Corporation — 2.6%
Private Export Funding Corporation	4.300%	12/15/21	$350,000	$390,028

U.S. Department of Housing and Urban Development — 1.1%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	150,000	161,440

Total U.S. Government Agency Obligations (Cost $8,355,594)				$8,364,243

OTHER GOVERNMENT OBLIGATIONS — 2.4%	Coupon	Maturity	Par Value	Value
Province of Manitoba (Cost $355,084)	1.300%	04/03/17	$350,000	$353,543

MORTGAGE-BACKED SECURITIES — 3.3%	Coupon		Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 0.7%
FHLMC, Pool #J13584	3.500%		11/01/25	$64,921	$68,815
FHLMC, Series 1963-Z	7.500%		01/15/27	30,262	34,906
					103,721
Federal National Mortgage Association — 2.5%
FNMA, Series 2003-3-HJ	5.000%		02/25/18	21,746	22,936
FNMA, Pool #899237	5.000%		03/01/22	16,275	17,588
FNMA, Series 2002-93-A1	6.500%		03/25/32	58,859	65,580
Multifamily REMIC Trust, Series 2006-M1-D	5.385	%(a)	06/25/19	250,000	271,061
					377,165
Government National Mortgage Association — 0.1%
GNMA, Pool #577742	5.500%		09/15/17	6,604	7,092

Total Mortgage-Backed Securities (Cost $472,405)					$487,978

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

ASSET-BACKED SECURITIES — 2.2%	Coupon	Maturity	Par Value	Value
Ford Credit Auto Owner Trust,
Series 2012-A-A3	0.840%	04/15/15	$72,162	$72,281
FPL Recovery Funding,
Series 2007-A-A3	5.127%	08/01/17	152,222	155,685
RSB Bond Company, LLC,
Series 2007-A-A2	5.720%	04/01/16	100,882	105,016
Total Asset-Backed Securities (Cost $340,545)				$332,982

CORPORATE BONDS — 17.3%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 2.3%
Fortune Brands, Inc.	5.375%	01/15/16	$321,000	$341,720

Energy — 1.5%
Buckeye Partners, L.P.	4.875%	02/01/21	200,000	218,410

Financials — 5.8%
Bank of America Corporation	5.625%	07/01/20	500,000	575,217
Finial Holdings, Inc.	7.125%	10/15/23	250,000	298,573
				873,790
Industrials — 3.5%
Domtar Corporation	10.750%	06/01/17	120,000	149,385
Iron Mountain, Inc.	8.375%	08/15/21	83,000	87,046
Kinross Gold Corporation	5.125%	09/01/21	100,000	103,580
Valmont Industries, Inc.	6.625%	04/20/20	150,000	178,245
				518,256
Telecommunication Services — 3.3%
Scripps Networks Interactive, Inc.	2.700%	12/15/16	300,000	312,144
Verizon Communications, Inc.	2.000%	11/01/16	185,000	188,872
				501,016
Utilities — 0.9%
Sempra Energy	6.500%	06/01/16	125,000	138,114

Total Corporate Bonds (Cost $2,519,263)				$2,591,306

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.2%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) -Institutional Class, 0.01% (b) (Cost $327,254)	327,254	$327,254

Total Investments at Value — 99.6% (Cost $14,788,039)		$14,877,212

Other Assets in Excess of Liabilities — 0.4%		63,716

Net Assets — 100.0%		$14,940,928

(a)	Variable rate security. The rate shown is the effective interest rate as of June 30, 2014.

(b)	The rate shown is the 7-day effective yield as of June 30, 2014.

See accompanying notes to financial statements.

THE CUTLER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014

	Cutler Equity Fund	Cutler Fixed Income Fund
ASSETS
Investments in securities:
At acquisition cost	$83,333,526	$14,788,039
At value (Note 2)	$122,265,136	$14,877,212
Dividends and interest receivable	85,324	89,738
Receivable for capital shares sold	63,986	18,110
Other assets	6,753	4,443
Total assets	122,421,199	14,989,503

LIABILITIES
Dividends payable	8,823	579
Payable for capital shares redeemed	60,156	16,315
Payable to Adviser (Note 3)	74,988	6,151
Payable to administrator (Note 3)	15,000	6,000
Other accrued expenses	32,495	19,530
Total liabilities	191,462	48,575

NET ASSETS	$122,229,737	$14,940,928

NET ASSETS CONSIST OF:
Paid-in capital	$86,951,070	$15,062,063
Undistributed (distributions in excess of) net investment income	1,003	(136,129)
Accumulated net realized losses from security transactions	(3,653,946)	(74,179)
Net unrealized appreciation on investments	38,931,610	89,173
NET ASSETS	$122,229,737	$14,940,928

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,052,248	1,492,261

Net asset value, offering price and redemption price per share (Note 2)	$17.33	$10.01

See accompanying notes to financial statements.

THE CUTLER TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2014

	Cutler Equity Fund	Cutler Fixed Income Fund
INVESTMENT INCOME
Dividend income	$2,783,940	$12,223
Interest	—	310,094
Total investment income	2,783,940	322,317

EXPENSES
Investment advisory fees (Note 3)	830,105	75,700
Administration fees (Note 3)	168,631	74,500
Shareholder servicing fees (Note 3)	98,542	—
Professional fees	42,738	24,980
Registration and filing fees	26,303	17,974
Trustees’ fees and expenses (Note 3)	31,308	5,348
Custody and bank service fees	23,335	5,644
Postage and supplies	17,718	6,683
Insurance expense	16,457	3,063
Printing of shareholder reports	6,386	4,154
Pricing costs	585	8,276
Other expenses	8,222	4,392
Total expenses	1,270,330	230,714

NET INVESTMENT INCOME	1,513,610	91,603

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	2,292,094	134,038
Net change in unrealized appreciation/depreciation on investments	14,585,129	98,747
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	16,877,223	232,785

NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,390,833	$324,388

See accompanying notes to financial statements.

CUTLER EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$1,513,610	$1,299,888
Net realized gains from investment transactions	2,292,094	5,596,759
Net change in unrealized appreciation/depreciation on investments	14,585,129	8,035,588
Net increase in net assets from operations	18,390,833	14,932,235

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,514,897)	(1,299,568)
From net realized gains	(537,726)	—
Decrease in net assets from distributions to shareholders	(2,052,623)	(1,299,568)

CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	39,854,719
Proceeds from shares sold	17,241,698	14,366,370
Net asset value of shares issued in reinvestment of distributions to shareholders	2,011,107	1,275,355
Payments for shares redeemed	(14,545,095)	(17,361,050)
Net increase from capital share transactions	4,707,710	38,135,394

TOTAL INCREASE IN NET ASSETS	21,045,920	51,768,061

NET ASSETS
Beginning of year	101,183,817	49,415,756
End of year	$122,229,737	$101,183,817

UNDISTRIBUTED NET INVESTMENT INCOME	$1,003	$2,290

CAPITAL SHARE ACTIVITY
Shares issued in conjunction with fund merger (Note 1)	—	3,000,712
Shares sold	1,072,226	1,036,434
Shares reinvested	121,939	91,319
Shares redeemed	(913,419)	(1,246,656)
Net increase in shares outstanding	280,746	2,881,809
Shares outstanding at beginning of year	6,771,502	3,889,693
Shares outstanding at end of year	7,052,248	6,771,502

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014	Nine Months Ended June 30, 2013(a)	Year Ended September 30, 2012
FROM OPERATIONS
Net investment income	$91,603	$126,189	$423,430
Net realized gains from investment transactions	134,038	415,303	48,861
Net change in unrealized appreciation/depreciation on investments	98,747	(912,631)	564,710
Net increase (decrease) in net assets from operations	324,388	(371,139)	1,037,001

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(216,032)	(337,075)	(759,169)
From net realized gains	(73,301)	—	—
Decrease in net assets from distributions to shareholders	(289,333)	(337,075)	(759,169)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,366,753	3,732,372	1,315,387
Net asset value of shares issued in reinvestment of distributions to shareholders	286,568	332,113	748,299
Payments for shares redeemed	(3,009,366)	(6,787,295)	(3,890,718)
Net decrease from capital share transactions	(1,356,045)	(2,722,810)	(1,827,032)

TOTAL DECREASE IN NET ASSETS	(1,320,990)	(3,431,024)	(1,549,200)

NET ASSETS
Beginning of period	16,261,918	19,692,942	21,242,142
End of period	$14,940,928	$16,261,918	$19,692,942

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(136,129)	$(230,861)	$(187,551)

CAPITAL SHARE ACTIVITY
Shares sold	136,822	362,833	125,933
Shares reinvested	28,942	32,493	72,122
Shares redeemed	(302,563)	(659,094)	(372,758)
Net decrease in shares outstanding	(136,799)	(263,768)	(174,703)
Shares outstanding at beginning of period	1,629,060	1,892,828	2,067,531
Shares outstanding at end of period	1,492,261	1,629,060	1,892,828

(a)	Fund changed fiscal year end to June 30.

See accompanying notes to financial statements.

CUTLER EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2014	2013		2012	2011	2010
Net asset value at beginning of year	$14.94	$12.70		$12.18	$9.18	$8.00

Income from investment operations:
Net investment income	0.22	0.19		0.19	0.18	0.17
Net realized and unrealized gains on investments	2.47	2.24		0.52	3.00	1.18
Total from investment operations	2.69	2.43		0.71	3.18	1.35

Less distributions from:
Net investment income	(0.22)	(0.19)		(0.19)	(0.18)	(0.17)
Net realized gains	(0.08)	—		—	—	—
Total distributions	(0.30)	(0.19)		(0.19)	(0.18)	(0.17)

Net asset value at end of year	$17.33	$14.94		$12.70	$12.18	$9.18

Total return (a)	18.13%	19.26%		5.90%	34.73%	16.82%

Net assets at end of year (000’s)	$122,230	$101,184		$49,416	$45,386	$31,115

Ratios/supplementary data:

Ratio of net expenses to average net assets	1.15%	1.15%		1.27%	1.33%	1.40	%(b)

Ratio of net investment income to average net assets	1.37%	1.53%		1.57%	1.59%	1.76%

Portfolio turnover rate	8%	8	%(c)	9%	15%	13%

(a)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent voluntary fee waivers by the Fund’s investment adviser, the ratio of total expenses to average net assets would have been 1.42% for the year ended June 30, 2010.

(c)	Excludes the value of securities sold to realign the Fund’s portfolio following the merger with The Elite Growth & Income Fund (Note 1).

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

				Years Ended September 30,
	Year Ended June 30, 2014	Nine Months Ended June 30, 2013(a)		2012	2011	2010	2009
Net asset value at beginning of period	$9.98	$10.40		$10.27	$10.79	$10.33	$9.20

Income (loss) from investment operations:
Net investment income	0.05	0.05		0.21	0.28	0.33	0.39
Net realized and unrealized gains (losses) on investments	0.17	(0.27)		0.31	(0.09)	0.55	1.09
Total from investment operations	0.22	(0.22)		0.52	0.19	0.88	1.48

Less distributions from:
Net investment income	(0.14)	(0.20)		(0.39)	(0.46)	(0.38)	(0.35)
Net realized gains	(0.05)	—		—	(0.25)	(0.04)	—
Total distributions	(0.19)	(0.20)		(0.39)	(0.71)	(0.42)	(0.35)

Net asset value at end of period	$10.01	$9.98		$10.40	$10.27	$10.79	$10.33

Total return (b)	2.26%	(2.16	)%(c)	5.07%	1.87%	8.74%	16.53%

Net assets at end of period (000’s)	$14,941	$16,262		$19,693	$21,242	$21,320	$17,199

Ratios/supplementary data:

Ratio of net expenses to average net assets	1.52%	1.54	%(e)	1.52%	1.28%	1.33%	1.48	%(d)

Ratio of net investment income to average net assets	0.61%	0.95	%(e)	2.03%	2.51%	3.20%	4.11%

Portfolio turnover rate	55%	34	%(c)	53%	83%	75%	100%

(a)	Fund changed fiscal year end to June 30.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent voluntary fee waivers by the Fund’s investment adviser, the ratio of total expenses to average net assets would have been 1.56% for the year ended September 30, 2009.

(e)	Annualized.

See accompanying notes to financial statements.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2014

1.	Organization

Cutler Equity Fund and Cutler Fixed Income Fund (the “Funds”) are each a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value.

Cutler Equity Fund commenced operations on October 2, 1992. On September 28, 2012, Cutler Equity Fund consummated a tax-free merger with The Elite Growth & Income Fund, previously a series of The Elite Group of Mutual Funds. Pursuant to the terms of the agreement governing the merger, each share of The Elite Growth & Income Fund was converted into an equivalent dollar amount of shares of Cutler Equity Fund, based on the net asset value of Cutler Equity Fund and The Elite Growth & Income Fund as of September 27, 2012 ($13.28 and $15.66, respectively), resulting in a conversion ratio of 1.17897958 shares of Cutler Equity Fund for each share of The Elite Growth & Income Fund. Cutler Equity Fund issued 3,000,712 shares to shareholders of The Elite Growth & Income Fund. The basis of the assets transferred from The Elite Growth & Income Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of Cutler Equity Fund and The Elite Growth & Income Fund as of the merger date were $53,639,332 and $39,854,719, respectively, including unrealized appreciation on investments of $14,347,666 and $4,099,684, respectively. In addition, The Elite Growth & Income Fund’s net assets included accumulated realized capital losses of $6,906,206. Total net assets immediately after the merger were $93,494,051.

The Elite Income Fund (the “Predecessor Fund”), a series of The Elite Group of Mutual Funds, was reorganized into Cutler Fixed Income Fund (the “Reorganization”) effective September 28, 2012, pursuant to an Agreement and Plan of Reorganization dated August 27, 2012. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on September 27, 2012. The Predecessor Fund transferred all its assets to Cutler Fixed Income Fund in exchange for shares of Cutler Fixed Income Fund and the assumption by Cutler Fixed Income Fund of all the known liabilities of the Predecessor Fund. Cutler Fixed Income Fund did not have any significant assets or liabilities immediately prior to the consummation of the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets transferred reflected the historical basis of the assets as of the date of the Reorganization.

Cutler Equity Fund seeks current income and long-term capital appreciation.

Cutler Fixed Income Fund seeks to achieve high income over the long-term.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation — Portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Funds’ investment adviser believes another valuation is more appropriate. Investments in shares of other open-end investment companies are valued at net asset value per share.

The Funds value securities at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities held by Cutler Fixed Income Fund are classified as Level 2 since the values for the fixed income securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$117,365,917	$—	$—	$117,365,917
Money Market Funds	4,899,219	—	—	4,899,219
Total	$122,265,136	$—	$—	$122,265,136

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$2,419,906	$—	$2,419,906
U.S. Government Agency Obligations	—	8,364,243	—	8,364,243
Other Government Obligations	—	353,543	—	353,543
Mortgage-Backed Securities	—	487,978	—	487,978
Asset-Backed Securities	—	332,982	—	332,982
Corporate Bonds	—	2,591,306	—	2,591,306
Money Market Funds	327,254	—	—	327,254
Total	$327,254	$14,549,958	$—	$14,877,212

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. For the year ended June 30, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are paid quarterly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by Cutler Equity Fund during the years ended June 30, 2014 and June 30, 2013 and the tax character of distributions paid by Cutler Fixed Income Fund during the periods ended June 30, 2014, June 30, 2013 and September 30, 2012 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Equity Fund	6/30/2014	$1,514,897	$537,726	$2,052,623
	6/30/2013	$1,299,568	$—	$1,299,568

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Fixed Income Fund	6/30/2014	$216,032	$73,301	$289,333
	6/30/2013	$337,075	$—	$337,075
	9/30/2012	$759,169	$—	$759,169

Federal income tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute their net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2014:

	Cutler Equity Fund	Cutler Fixed Income Fund
Tax cost of portfolio investments	$83,353,225	$14,923,589
Gross unrealized appreciation	$39,385,902	$192,859
Gross unrealized depreciation	(473,991)	(239,236)
Net unrealized appreciation (depreciation) on investments	38,911,911	(46,377)
Undistributed ordinary income	9,826	—
Capital loss carryforwards	(4,627,169)	(74,179)
Undistributed long-term gains	992,922	—
Other temporary differences	(8,823)	(579)
Accumulated earnings (deficit)	$35,278,667	$(121,135)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund and amortization of bond premiums and discounts for Cutler Fixed Income Fund.

For the year ended June 30, 2014, Cutler Fixed Income Fund reclassified $208,127 and $11,034 of distributions in excess of net investment income against accumulated net realized losses from security transactions and paid-in capital, respectively, on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended June 30, 2014, Cutler Equity Fund utilized $1,299,264 of short-term capital loss carryforwards to offset current year gains.

As of June 30, 2014, Cutler Equity Fund had short-term capital loss carryforwards of $4,627,169 (with a maximum amount of $1,299,264 available in each year) which expire on June 30, 2018. As of June 30, 2014, Cutler Fixed Income Fund had capital loss carryforwards, with no expiration date, of $74,179, of which $25,727 is short-term and $48,452 is long-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), newly recognized net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of Cutler Equity Fund’s pre-enactment capital loss carryovers may expire without being utilized.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current tax year and all other open tax years (tax years ended June 30, 2011 through June 30, 2014 for Cutler Equity Fund and tax years ended September 30, 2011, September 30, 2012, June 30, 2013 and June 30, 2014 for Cutler Fixed Income Fund) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.	Transactions with Related Parties

Investment Adviser — Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, Cutler Equity Fund and Cutler Fixed Income Fund pay the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% and 0.50%, respectively, of average daily net assets.

The Adviser has entered into an Expense Limitation Agreement under which it has agreed to reduce its investment advisory fees from Cutler Equity Fund and to pay such Fund’s expenses until at least November 1, 2014 to the extent necessary to limit annual ordinary operating expenses to 1.15% of average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are Cutler Equity Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the annual expense limit of 1.15%, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. No advisory fee reductions or expense reimbursements were required during the year ended June 30, 2014.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers — Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. For these services, each Fund pays Ultimus fees in accordance with servicing agreements. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholder Service Plan — Each Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of its average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services. During the year ended June 30, 2014, Cutler Equity Fund and Cutler Fixed Income Fund paid $98,542 and $0, respectively, for such services.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $7,500, payable quarterly, plus a fee of $1,250 for attendance at each meeting of the Board of Trustees, in addition to reimbursement of travel and other expenses incurred in attending the meetings.

4.	Securities Transactions

During the year ended June 30, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $9,460,513 and $8,379,434, respectively, for Cutler Equity Fund and $671,710 and $4,009,881, respectively, for Cutler Fixed Income Fund.

5.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE CUTLER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Cutler Trust
and the Shareholders of the Cutler Equity Fund and the Cutler Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of the Cutler Equity Fund, a series of shares of beneficial interest of The Cutler Trust, including the schedule of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities of the Cutler Fixed Income Fund, a series of shares of beneficial interest of The Cutler Trust, including the schedule of investments, as of June 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended June 30, 2014, for the nine months ended June 30, 2013, and for the year ended September 30, 2012, and the financial highlights for the year ended June 30, 2014, for the nine months ended June 30, 2013, and for each of the four years in the period ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutler Equity Fund and the Cutler Fixed Income Fund, as of June 30, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the years and period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 19, 2014

THE CUTLER TRUST
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2014 through June 30, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE CUTLER TRUST
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Cutler Equity Fund	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,052.80	$5.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.09	$5.76

*
Expenses are equal to Cutler Equity Fund’s annualized expense ratio of 1.15% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Cutler Fixed Income Fund	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,026.80	$7.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to Cutler Fixed Income Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Cutler Equity Fund and Cutler Fixed Income Fund intend to designate up to a maximum amount of $1,514,897 and $216,032, respectively, as taxed at a maximum rate of 23.8%. Additionally, Cutler Equity Fund and Cutler Fixed Income Fund intend to designate $537,726 and $73,301, respectively, as long-term capital gain distributions. For the fiscal year ended June 30, 2014, 100% of the dividends paid from ordinary income by Cutler Equity Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

THE CUTLER TRUST
TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Funds. Each Trustee holds office until the person resigns, is removed, or replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Funds’ Statements of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten (a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/Trustee/ Treasurer	Trustee Since 2006; Treasurer Since 2004	President, Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC.	2	None
Independent Trustees
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since 2007	Retired.	2	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2012	Retired; Chairman from 2010 to 2012 and Executive Vice President and Chief Operation Officer from 1999 to 2010 of Jeld-Wen, Inc. (a manufacturing company).	2	None
Edward T. Alter Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2013	Retired; Treasurer of the State of Utah from 1981 to 2009.	2	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

THE CUTLER TRUST
TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004
Investment Committee Member, Portfolio Manager, and Chief Investment Officer of Cutler Investment Counsel, LLC currently; prior to 2011, Investment Committee Member, Portfolio Manager, and Corporate Secretary of Cutler Investment Counsel, LLC.

Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Chief Compliance Officer	Since 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm); President of Big Bear Timber, LLC (farming).

Tina H. Bloom Born: August 1968 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC.
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE CUTLER TRUST
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete listing of the Funds’ portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Funds’ Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one year period. Approval took place at an in-person meeting held on April 15-16, 2014, at which all of the Trustees were present. The Independent Trustees were advised by their counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of each Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of each Fund and the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; (v) whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders; (vi) whether and how the board relied on comparisons of services to be rendered to and fees to be paid by the Funds with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Adviser; and (vii) any benefits derived or to be derived by the Adviser from the relationship with the investment company, such as soft dollar arrangements by which brokers provide research to the Funds or the Adviser in return for allocating brokerage.

The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel. Management provided detailed information on its professional personnel, including each person’s area of responsibility. The Trustees also discussed and considered the quality of administrative and other services provided to the Funds, the Adviser’s and the Funds’ compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process.

The Adviser provided the Board with information to assist the Trustees in analyzing the performance of the Funds. Cutler Equity Fund’s returns over various periods ended December 31, 2013 were compared to the returns of S&P 500 Total Return Index and certain other relevant securities indices, comparable private accounts managed by the Adviser, and domestic equity funds in the Morningstar database of similar size with similar investment styles. These analyses and comparisons showed that Cutler Equity Fund has performed competitively over both the short and long term. The Trustees also considered the consistency of the Adviser’s management of the Equity Fund in accordance with its investment objective, strategy and policies. Based upon their review, the Trustees found that Cutler Equity Fund’s performance has been competitive with the returns of relevant securities indices and other similarly situated mutual funds.

The Trustees reviewed the performance of Cutler Fixed Income Fund over various periods ended December 31, 2013 as compared to the returns of the Barclays Intermediate U.S. Government/Credit Index and certain other relevant securities indices and U.S. intermediate term bond funds in the

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Morningstar database of similar size with similar investment styles. The Trustees concluded that Cutler Fixed Income Fund’s performance has been reasonable in relation to the returns of relevant securities indices and other similarly situated mutual funds.

In reviewing the advisory fee and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for other mutual funds, categorized both by fund size and by investment style. The Trustees noted Cutler Equity Fund currently pays an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets and Cutler Fixed Income Fund currently pays an investment advisory fee computed at the annual rate of 0.50% of the Fund’s average daily net assets. The Trustees took note of the fact that the contractual advisory fee of Cutler Equity Fund was slightly higher than that of the average and equal to the median advisory fee for the Fund’s peer group and that the Fund’s net expense ratio was lower than the peer group average and median. The Trustees also noted that the Adviser contractually agreed to waive its management fees and pay Fund operating expenses to the extent necessary to limit annual fund operating expenses to 1.15% of Cutler Equity Fund’s average daily net assets until November 1, 2014, although due to the Fund’s growth in assets no fee waivers have been necessary in the current fiscal year. The Trustees noted that while Cutler Fixed Income Fund’s contractual advisory fee and net expense ratio were higher than the average for funds in its peer group, the Fund was significantly smaller in size than its peer group average and median and its contractual management fee was equal to the median.

The Trustees reviewed the Adviser’s current registration form (Form ADV) and its financial statement as well as an analysis prepared by the Adviser reflecting its revenues and expenses with respect to its services to Cutler Equity Fund for the years ended December 31, 2011, 2012 and 2013 and its revenues and expenses with respect to its services to Cutler Fixed Income Fund for the year ended December 31, 2013. The Trustees noted that the Funds do not have any “soft dollar” arrangements with broker-dealers that would otherwise benefit the Adviser and considered any fall-out benefits to the Adviser from managing the Funds.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with counsel in executive session. In approving the Agreement, the Independent Trustees reached the following conclusions: (1) based on the performance and risk characteristics of the Funds and the effectiveness of each Fund in achieving its stated objective, the Adviser has provided high quality services; (2) the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Funds; (3) the advisory fees paid by Cutler Equity Fund and Cutler Fixed Income Fund are reasonable and the total expenses of each Fund are reasonable; and (4) the continuance of the Agreement is in the best interests of each Fund and its shareholders. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of the Funds, concluding that the Adviser’s profitability was not excessive given the quality and scope of services provided by the Adviser and the overall investment performance of the Funds. The Independent Trustees further determined that, based on the Funds’ current asset levels, it

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

would not be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. Following further discussion, it was the consensus of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time. The Trustees noted, however, that if a Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Funds and their shareholders to renew the Agreement for an additional annual period.

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CUTLER INVESTMENT COUNSEL, LLC

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 • (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is  Edward T. Alter.  Mr. Alter is "independent" for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by BBD, LLP for the audit of the annual financial statements of the Cutler Equity Fund or for services that are normally provided by BBD, LLP in connection with statutory and regulatory filings or engagements were $30,400 with respect to the fiscal years ended June 30, 2014 and June 30, 2013.

The aggregate fees billed for professional services rendered by BBD, LLP for the audit of the annual financial statements of the Cutler Fixed Income Fund or for services that are normally provided by BBD, LLP in connection with statutory and regulatory filings or engagements were $30,400 with respect to the fiscal years ended June 30, 2014 and June 30, 2013.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by The aggregate fees billed to the Cutler Equity Fund for professional services rendered by BBD, LLP for tax compliance, tax advice and tax planning were $4,700 with respect to the fiscal years ended June 30, 2014 and June 30, 2013.

The aggregate fees billed to the Cutler Fixed Income Fund for professional services rendered by BBD, LLP for tax compliance, tax advice and tax planning were $4,700 with respect to the fiscal years ended June 30, 2014 and June 30, 2013.

The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2014 and June 30, 2013, aggregate non-audit fees of $4,700, were billed by BBD, LLP for services rendered to the Trust.

No non-audit fees were billed by BBD, LLP in either of the last two fiscal years for services rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	August 26, 2014

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	August 26, 2014

* Print the name and title of each signing officer under his or her signature.